Exhibit 99.1

CHECKERS DRIVE-IN RESTAURANTS, INC.

4300 West Cypress Street, Suite 600 * Tampa, FL 33607 * (813) 283-7000 * (813) 283-7001

Checkers®/Rally’s® Official Drive-Thru Restaurant and Burger of NASCAR®

Adds ISC Tracks to Drive-Thru Chain’s Motor Sports Sponsorship Roster

TAMPA, FL – February 8, 2005 – Checkers Drive-In Restaurants, Inc. (NASDAQ: CHKR), the nation’s largest double drive-thru chain, today announced that it has signed on as the Official Drive-Thru and Official Burger of NASCAR®. The double drive-thru chain also announced today that it is the Official Drive-Thru and Official Burger of several International Speedway Corporation (NASDAQ: ISCA, “ISC”) facilities, including Daytona International Speedway, home to the Daytona 500, and other motor sports venues that host the most popular NASCAR NEXTEL Cup Series races.

Keith Sirois, President and CEO of Checkers Drive-In Restaurants, Inc., will join Lesa France Kennedy, President of ISC, to celebrate the new partnerships by opening the day of trading at NASDAQ MarketSite today at 9:30 a.m. NASCAR executives, key franchise operators, and the 2004 NASCAR NEXTEL Cup Series champion, Kurt Busch, will also be on hand.

The ceremony will be available via satellite from 9:20 a.m. to 9:35 a.m. on uplink IA-5 C-band/transponder 14. The downlink frequency is 3980 horizontal; audio: 6.2/6.8. The feed can also be found on Waterfront fiber 1623.

“Checkers Drive-In Restaurants is proud to announce our partnerships with NASCAR and International Speedway Corporation,” said Mr. Sirois. “We expect NASCAR and our overall motor sports relationship to elevate the brand in such a way as to promote unit growth, sales growth and interest with other critical stakeholders in our business. It is clear to us that NASCAR, along with our many track sponsorships, will provide the platform we need to grow our brand, as it deserves to be grown, in the years ahead.”

He continued: “Our current franchise community overwhelmingly supported and approved the funding for this exciting initiative. We value this support and look forward to expanding our community over the next several years.”

As the Official Burger of NASCAR, Checkers®/Rally’s® will have high-profile at-track promotional visibility, marketing positions in conjunction with NASCAR special events, inclusion in a NASCAR NEXTEL Cup Series contingency award program, and exposure in top motor sports publications. The Company will announce additional details and programs as the 2005 NASCAR season begins.

“We’re thrilled Checkers Drive-In Restaurants, Inc. has chosen NASCAR as a platform to drive its brand and grow its franchise base,” said George Pyne, COO of NASCAR. “As the largest double drive-thru chain in the US, Checkers and Rally’s will aggressively market NASCAR and our drivers and teams with a variety of promotions and special meal packages. This will help make our sport and its stars even more visible while exciting our fans.”

Through the ISC agreement, Checkers/Rally’s will have at-track restaurants, premier signage, and media opportunities at ISC’s Daytona International Speedway, home of the Daytona 500 (February 20, 2005, 1 p.m. Fox), as well as Richmond International Raceway, Michigan International Speedway; and Homestead-Miami Speedway, where the NASCAR NEXTEL Cup Series champion will be crowned at the Ford 400 on November 20, 2005.

“We are very pleased to welcome Checkers/Rally’s as the Official Drive-Thru and Burger at several of our facilities,” said Lesa France Kennedy, President of ISC. “Our significant presence in their key markets allows Checkers/Rally’s to reach important constituents while generating considerable brand awareness through a prominent at-track presence. We look forward to working closely with Checkers/Rally’s to maximize the success of our relationship.”

“Checkers/Rally’s is back,” said Richard S. Turer, Vice President of Marketing, Checkers Drive-In Restaurants, Inc. “We have the perfect business model for expansion in our category: small footprint, ease of operations, quality product, and now, official status in America’s fastest growing sport. The future looks very bright for our Company and for our franchisees.”

He continued: “When you combine these motor sports sponsorships with our other successful initiatives – award-winning advertising, nationally recognized employee training and incentive programs, competitive franchise development opportunities, fast double drive-thru service for today’s on-the-go consumer, and best-in-class menu choices – we believe the chemistry is right for national visibility and aggressive growth.”

Research shows that 75 percent of Checkers customers are NASCAR fans, and the tremendous popularity of Checkers/Rally’s Brickyard 400 combo meals and collectible cups in 2003 and 2004 demonstrates the Company’s ability to connect with consumers who are fans of Checkers/Rally’s and fans of NASCAR.

Checkers/Rally’s entered motor sports sponsorships in 2003, becoming the category-exclusive sponsor of the Indianapolis Motor Speedway, serving as the Official Burger of the Indianapolis 500® and NASCAR’s Brickyard 400®. In addition to its NASCAR and ISC deals, Checkers/Rally’s has extended its IMS sponsorship through the 2009 race season.

The multi-year NASCAR and ISC sponsorships are contracted through Checkers/Rally’s National Production Fund, Inc.

About Checkers Drive-In Restaurants, Inc.

Checkers Drive-In Restaurants, Inc. (www.checkers.com) is the largest double drive-thru restaurant chain in the United States. The Company develops, produces, owns, operates and franchises quick service “double drive- thru” restaurants.

CONTACT:	Kim Francis, Account Supervisor, MARC PR
(412) 562-1186 or kfrancis@marcusa.com

About NASCAR

The National Association for Stock Car Auto Racing (NASCAR) has a broad reach with 1,800 racing events in 36 states at more than 110 tracks. Among major professional sports, NASCAR ranks number one in corporate involvement and per-event attendance, and number two in network television viewership. The sanctioning body for stock car racing is headquartered in Daytona Beach, Fla., with offices in Charlotte, Concord, NC, Los Angeles, New York, Mexico City and Toronto.

CONTACT:	Andrew Giangola, Director of Business Communications, NASCAR
(212) 326-1880 or agiangola@nascar.com

About International Speedway Corporation

International Speedway Corporation is a leading promoter of motorsports activities in the United States, currently promoting more than 100 events annually. The Company owns and/or operates 11 of the nation’s major motorsports facilities, including Daytona International Speedway in Florida (home of the Daytona 500); California Speedway near Los Angeles; and Homestead-Miami Speedway in Florida. Other track ownership includes an indirect 37.5% interest in Raceway Associates, LLC, which owns and operates Chicagoland Speedway and Route 66 Raceway near Chicago, Illinois.

CONTACT:	Wes Harris, Senior Director of Investor Relations, ISC
(386) 947-6465 or wharris@iscmotorsports.com

About Satellite Feed

If you have any questions, please contact the NASDAQ Traffic Department at (646) 441-5220.

Caption 1: On Wednesday, February 9, 2005, Checkers/Rally’s will introduce its new NASCAR Combo Meal, featuring a triple cheese burger, fries, and a Coke® in a NASCAR Racing Cup. The combo meal will be available at all participating locations.

Caption 2: Checkers/Rally’s locations across the country will celebrate the NASCAR and ISC sponsorships with new NASCAR signage and menu boards decorating the double drive-thrus.

Caption 3: Checkers/Rally’s restaurants offer two drive-thru lanes and a walk-up window that are ideal for today’s on-the-go consumer.

NOTE: High resolution images are available via PR Newswire. NASDAQ event photos will be available by request. Contact Kim Francis, Account Supervisor, at (412) 562-1186.

Except for historical information, this announcement contains “forward-looking” and “Safe Harbor” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended and the Private Securities Litigation Reform Act of 1995.